MFS(R) HIGH QUALITY BOND FUND

                      Supplement to the Current Prospectus



         The Board of Trustees responsible for overseeing the MFS High Quality Bond Fund (the "Fund") is expected to consider at its next regular meeting on April 17, 2002, a proposal to terminate and liquidate the Fund effective April 30, 2002, or as soon thereafter as practicable (the "Termination Date"). If the proposal is approved by the Board, sales of shares of the Fund will be suspended and any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination date for shares of MFS Money Market Fund.



                 The Date of this Supplement is March 28, 2002.